INCOME TAXES - Components of Income Taxes in Other Comprehensive Income (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Income Taxes [Abstract]
Fair value through other comprehensive income	$ (13)	$ 49	$ 0
Net investment hedges	9	26	(15)
Cash flow hedges	15	0	(1)
Equity accounted investments	(2)	0	0
Pension plan actuarial changes	32	(9)	1
Total deferred tax expense (recovery) in other comprehensive income	$ 41	$ 66	$ (15)